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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 APRIL 19, 2006

                               IPC HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)

(I)                                  BERMUDA
                 (State or Other Jurisdiction of Incorporation)

                 0-27662                                        NOT APPLICABLE
        (Commission File Number)                               (I.R.S. Employer
                                                             Identification No.)
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
    AMERICAN INTERNATIONAL BUILDING,
            29 RICHMOND ROAD
            PEMBROKE, BERMUDA                                       HM 08
(Address of principal executive offices)                          (Zip Code)

                                 (441) 298-5100
                         (Registrant's telephone number,
                              including area code)

(ii)                             Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On April 13, 2006, IPC Holdings, Ltd. (the "Company", and together with
IPCRe Limited, "IPC") entered into a five-year, $500,000,000 credit agreement
(the "Agreement") with a syndicate of lenders, effective April 13, 2006. The credit agreement consists of a $250,000,000 senior unsecured credit facility available for revolving borrowings and letters of credit, and a $250,000,000 senior secured credit facility available for letters of credit. With respect to the senior secured letter of credit facility, IPC provides the syndicate of lenders security for its repayment obligations by giving the banks liens over certain of IPC's investment securities. The revolving line of credit will be available for the working capital, liquidity and general corporate requirements of the Company and its subsidiaries. Letters of credit issued pursuant to the Agreement is expected to be used to provide security to IPCRe's reinsurance clients. Certain financial covenants under the Agreement must be met or maintained for IPC to utilize the facilities, including a minimum net worth requirement, and a maximum debt to total capital ratio.

A copy of the credit agreement is filed with this Current Report on Form 8-K as
Exhibit 10.22.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     The information set forth in Item 1.01 of this Current Report is incorporated into this Item 2.03 as if set forth herein in full.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

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
Exhibit
 Number   Description
-------   -----------
10.22     Credit Agreement, dated April 13, 2006.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IPC HOLDINGS, LTD.


                                        By /s/ James Bryce
                                           -------------------------------------
                                           James P. Bryce
                                           President and Chief Executive Officer

Date: April 19, 2006


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                                  EXHIBIT INDEX

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
Exhibit
 Number   Description
-------   -----------
10.22     Credit Agreement, dated April 13, 2006.
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